SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2021 (August 31, 2021)

CGS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-182566	32-0378469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1111 South Roop Street, #100

Carson City, NV 89702

Tel: +52 55 5360 6890

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

CGS INTERNATIONAL, INC.

Form 8-K

Current Report

Item 8.01 Other Events.

FINRA Effective Date; Symbol Changes; CUSIP Number. The Reverse Stock Split and Name Change previously announced on June 30, 2021, by way of Current Report on Form 8-K, became effective with the Financial Industry Regulatory Authority (“FINRA”) and in the marketplace at the open of business on August 31, 2021, whereupon the shares of the Registrant’s common stock began trading on a split-adjusted basis. On August 31, 2021, the trading symbol for our common stock changed to “TTSID” for a period of 20 business days, after which our common stock will trade under our new trading symbol “CGSI”. The new CUSIP number for our common stock is 125361105.

Split Adjustment; No Fractional Shares. As a result of the Reverse Stock Split, the total number of shares of our common stock held by each stockholder were converted automatically into the number of whole shares of our common stock equal to (i) the number of shares of common stock held by such stockholder immediately prior to the effectiveness of the Reverse Stock Split, divided by (ii) 400, rounded up (if applicable) to the next whole number. No fractional shares were issued, and no cash or other consideration was paid in connection with the Reverse Stock Split. Instead, we issued one whole share of common stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

Certificates. Stockholders who hold their shares in electronic form do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their accounts. Stockholders holding paper certificates may (but are not required to) send their certificates to the Company’s transfer agent at the address given below. The transfer agent will issue a new share certificate reflecting the terms of the Reverse Stock Split and Name Change to each requesting stockholder.

Action Stock Transfer

2469 E. Fort Union Blvd, Suite 214

Salt Lake City, UT 84121

(801) 274-1088 voice

(801) 274-1099 fax

www.actionstocktransfer.com

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power remained unchanged except for minor adjustments that resulted from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Common Stock were be unaffected by the Reverse Stock Split.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CGS INTERNATIONAL, INC.

Dated: September 13, 2021		/s/ Francisco Ariel Acosta
	By:	Francisco Ariel Acosta
	Its:	Chief Executive Officer

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